SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

                                 DATE OF REPORT
                (Date of earliest event reported): June 21, 1999

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                           GENERAL MOTORS CORPORATION
                           (Exact Name of Registrant)



       Delaware                          1-143                  38-0572515
(State of Incorporation)         (Commission File No.)        (IRS Employer
                                                          Identification Number)


              100 Renaissance Center, Detroit, Michigan 48265-1000
             3044 West Grand Boulevard, Detroit, Michigan 48202-3091
                    (Address of Principal Executive Offices)


                                 (313) 556-5000
                        (Registrant's telephone number)





#600294 v6.

Item 5.           Other Events

                  Hughes Electronics Corporation ("Hughes") issued a press release on June 21, 1999, announcing, among other things, the formation of a strategic alliance with America Online, Inc. to market digital entertainment and internet services. A copy of the press release is attached hereto as Exhibit 99.1.


                  Hughes also issued a press release on June 21, 1999, announcing, among other things, the extension of the election deadline for former holders of United Satellite Broadcasting Company, Inc. ("USSB") shares to elect cash or shares of GM Class H common stock in connection with the consummated merger of USSB into Hughes and a second quarter 1999 charge related to Hughes' satellite manufacturing operations. A copy of the press release is attached hereto as Exhibit 99.2.


Item 7.           Financial Statements, Pro Forma Financial Information and
                  Exhibits.


         (c)  Exhibits

         Exhibit No.                Exhibit
         -----------                -------

         99.1                       Press Release dated June 21, 1999.

         99.2                       Press Release dated June 21, 1999.




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
                                    SIGNATURE

  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             GENERAL MOTORS CORPORATION
                                             (Registrant)

                                             By: /s/ Peter R. Bible
                                                 -------------------------------
         Date: June 21, 1999                     Name: Peter R. Bible
                                                 Title: Chief Accounting Officer









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
                                 EXHIBIT INDEX



         Exhibit No.                Exhibit
         -----------                -------

         99.1                       Press Release dated June 21, 1999.

         99.2                       Press Release dated June 21, 1999